UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2017

VULCAN MATERIALS COMPANY

(Exact name of registrant as specified in its
charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive
offices, including zip code)

(205) 298-3000

Registrant’s telephone
number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2017, Vulcan Construction Materials, LLC (“Buyer”), a subsidiary of Vulcan Materials Company (“Vulcan”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), with Aggregates USA Holdings Sub, LLC (“Seller”), Aggregates USA, LLC (the “Company”), for certain limited purposes, SPO Partners II, L.P. (“Seller Parent”), and for certain limited purposes, Vulcan, pursuant to which, subject to the satisfaction or waiver of certain conditions, Buyer will purchase from Seller all of the issued and outstanding equity interests of the Company (the “Transaction”).  The purchase price for the Transaction is $900 million in cash, adjusted to reflect cash, indebtedness, working capital and transaction expenses of the Company as of the closing date.

The completion of the Transaction is subject to customary closing conditions, including the absence of a material adverse effect on the Company, the absence of any injunction or other legal prohibition, accuracy of the parties’ representations, compliance by the parties with covenants, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  The Transaction is not subject to approval by the stockholders of Vulcan or to any financing contingency.

The Purchase Agreement contains representations, warranties and covenants of Buyer, Seller and the Company customary for a transaction of this nature.  The representations and warranties of the parties do not survive the closing of the transaction, other than certain representations regarding corporate authority, capitalization, ownership of shares being acquired and brokers’ fees (which survive indefinitely following the closing of the transaction). The covenants of the parties to be performed prior to the closing of the transaction shall survive for 90 days following the closing, and the covenants to be performed after the closing of the transaction shall survive pursuant to their terms.  Both Buyer and Seller have agreed to indemnify the other party for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to certain limitations.

The Seller has agreed, among other covenants, to cause the Company and its subsidiaries to operate their businesses in the ordinary course consistent with past practice during the period between the execution of the Purchase Agreement and the closing of the Transaction, and not to engage in specified types of actions during this period unless consented to by the Buyer.

The Purchase Agreement provides Buyer, Seller and the Company with certain termination rights, including if the closing has not occurred on or prior to the date that is six months from the date of the Purchase Agreement, except that this date may be extended by Buyer, Seller or the Company for up to an additional three months in circumstances where competition and other regulatory approvals have not yet been obtained. A termination of the Purchase Agreement under certain specified conditions will entitle the Seller to receive from the Buyer a reverse termination fee.

The Purchase Agreement provides that Vulcan will guarantee the performance of Buyer’s obligations and that Seller Parent will guarantee the performance of Seller’s obligations pursuant to the Purchase Agreement.

A copy of the Purchase Agreement is attached as Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.

The representations and warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement.  Accordingly, the Purchase Agreement is included in this filing only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 7.01 Regulation FD Disclosure.

On May 25, 2017, Vulcan issued a press release announcing the execution of the Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, (i) Vulcan does not receive or satisfy regulatory or other approvals and conditions on a timely basis or approvals are subject to conditions that are not anticipated, (ii) modifications to the terms of the Transaction may be required in order to obtain or satisfy such approvals or conditions, (iii) the risk that the Transaction does not close or that there are changes in the anticipated timing for closing the Transaction, (iv) business disruption during the pendency of or following the Transaction, including diversion of management time, (v) the risk that Vulcan is unsuccessful in implementing its strategy and business plan, (vi) the risk that Vulcan is unable to react to and address key business and regulatory issues, and (vii) other risks that could affect our results described in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. Vulcan undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description

2.1

Membership Interest Purchase Agreement, dated as of May 24, 2017, by and among Vulcan Construction Materials, LLC, Aggregates USA Holdings Sub, LLC, Aggregates USA, LLC, solely for limited purposes, SPO Partners II, L.P., and, solely for limited purposes, Vulcan Materials Company.*

99.1	Press Release, dated May 25, 2017, issued by Vulcan Materials Company.

* The schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Vulcan agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY
(Registrant)

Date: May 25, 2017	By:	/s/ Jerry F. Perkins Jr.
By: Jerry F. Perkins Jr.
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Membership Interest Purchase Agreement, dated as of May 24, 2017, by and among Vulcan Construction Materials, LLC, Aggregates USA Holdings Sub, LLC, Aggregates USA, LLC, solely for limited purposes, SPO Partners II, L.P., and, solely for limited purposes, Vulcan Materials Company.*

99.1	Press Release, dated May 25, 2017, issued by Vulcan Materials Company.

* The schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Vulcan agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.